UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: June 28, 2012

(Date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2012, eGain Communications Corporation (the “Company”) entered into Amendment No.2 to Restated Subordinated Secured Promissory Note (the “Amendment”) with Ashutosh Roy, the Company’s Chief Executive Office and a director (the “Lender”), which amends that certain Restated Subordinated Secured Promissory Note dated September 24, 2008 (the “Note”), under which $5,561,945 is outstanding as of June 29, 2012. Pursuant to the Amendment and subject to the terms and conditions contained therein, the Company and the Lender have agreed to extend the Maturity Date of the Note from June 29, 2012 to July 31, 2013. The Company may prepay the Note in full or in part at any time prior to the Maturity Date without interest penalty.

In addition, on June 28, 2012 in anticipation of the Amendment (i) the Company entered into a Second Amendment to Loan and Security Agreement with Comerica Bank, N.A. (the “Bank”), which extended from June 30, 2012 to July 31, 2013 the date by which the Company must repay certain indebtedness due under the Note (the “Loan Amendment”) and (ii) the Lender entered into an Affirmation of Subordination Agreement with the Bank (the “Affirmation”), under which Lender acknowledges the Company’s execution of the Loan Amendment and affirms his obligations under the Subordination Agreement with the Bank dated June 27, 2011.

The foregoing summaries of the Amendment, the Loan Amendment and the Affirmation do not purport to be complete and are qualified in their entirety by reference to such documents attached as exhibits hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Amendment No. 2 to Restated Subordinated Secured Promissory Note between the Company and Ashutosh Roy dated as of June 29, 2012.

10.2	Second Amendment to Loan and Security Agreement dated as of June 28, 2012.

10.3	Affirmation of Subordination Agreement between Ashutosh Roy and Comerica Bank, N.A. dated as of June 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 3, 2012	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Amendment No. 2 to Restated Subordinated Secured Promissory Note between the Company and Ashutosh Roy dated as of June 29, 2012.

10.2	Second Amendment to Loan and Security Agreement dated as of June 28, 2012.

10.3	Affirmation of Subordination Agreement between Ashutosh Roy and Comerica Bank, N.A. dated as of June 28, 2012.